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                          INDEPENDENT AUDITORS' CONSENT

                                                                    Exhibit 23.1



We consent to the incorporation by reference in this Registration Statement of Honeywell Inc. on Form S-8 of our report dated February 13, 1995, appearing in the Annual Report on Form 10-K of Honeywell Inc. for the year ended December 31, 1994 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



Deloitte & Touche LLP
Minneapolis, Minnesota


May 15, 1995


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